                                 Oppenheimer MidCap Fund/VA
                          Supplement dated August 29, 2008 to the
                              Prospectus dated April 29, 2008

This supplement amends the Prospectus of Oppenheimer MidCap Fund/VA (the "Fund"), dated
April 29, 2008. The section "How the Fund Is Managed - Advisory Fees" on page 8 is amended by adding the following paragraph to the end of that section:

   Effective September 1, 2008 through August 31, 2009 (the "waiver period"), the
   Manager has voluntarily agreed to reduce its advisory fee rate by 0.10% of the
   Fund's average daily net assets if the Fund's trailing one-year total return performance is in the fourth or fifth quintile of the Fund's Lipper peer group as of
   August 31, 2008. However, if the Fund's trailing one-year total return performance, as measured at the end of any subsequent calendar quarter during the waiver period, improves to the third or higher quintile of the Fund's Lipper peer group, the advisory fee reduction will be terminated effective the following business day. The advisory fee reduction is a voluntary undertaking and may be terminated by the
   Manager at any time.

August 29, 2008                           PS0620.004